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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2002

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-22149         76-0511037
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(State or other jurisdiction          (Commission       (IRS Employer
      of incorporation)                 File No.)    Identification No.)

                    1111 Bagby, Suite 2100, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 18, 2002, Edge Petroleum Corporation dismissed its independent accountant, Arthur Andersen LLP ("Andersen"), effective immediately. Also, on July 18, 2002, the Company engaged KPMG LLP ("KPMG") as its new independent accountant and auditor. The decision to dismiss Andersen and appoint KPMG was recommended by the Company's Audit Committee of the Board of Directors and was approved by the Company's Board of Directors.

         Andersen had served as the Company's independent accountants since October 4, 2001. Prior to October 4, 2001, Deloitte & Touche LLP served as the Company's independent auditors.

         None of the reports of Andersen on the financial statements during its engagement contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's last fiscal year and subsequent interim periods to the date hereof, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such year.

         None of the "reportable events" described in item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 occurred with respect to the Company within the last fiscal year and subsequent interim periods to the date hereof.

         During the last two fiscal years and the subsequent interim periods to the date hereof, the Company did not consult KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. The Company has been informed that, in light of recent developments at Andersen, Andersen has ceased providing letters required by Item 304(a)(3) of Regulation S-K. Accordingly, as permitted by Item 304T of Regulation S-K (Release No. 33-8070), the Company has therefore not included such a letter as an exhibit to this Current Report on Form 8-K.







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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Edge Petroleum Corporation

                                    (Registrant)

Date: July 19, 2002              By:      /s/ Michael G. Long
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                                 Name:    Michael G. Long
                                 Title:   Senior Vice President and
                                          Chief Financial and Accounting Officer